UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 19, 2016

                                 AMERICANN, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      000-54231                 27-4336843
  ------------------------         -----------------         ----------------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
  of incorporation)                                          Identification No.)

                          3200 Brighton Blvd., Unit 144
                                Denver, CO 80216
                  --------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 862-9000



          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 19, 2016, we dismissed Hartley Moore Accountancy Corporation as our independent registered accounting firm. None of the reports of Hartley Moore on our financial statements contained an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in Hartley Moore's reports on our financial statements as of and for the years ended September 30, 2015 and 2014.

     During our two most recent fiscal years and the interim period preceding the date of termination, there were no disagreements with Hartley Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Hartley Moore's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their reports; and there were no "reportable events" as defined in Item 304(a)(1) of Regulation S-K of the Securities and Exchange Commission.

     On January 19, 2016 we engaged Malone Bailey, LLP as our independent registered public accounting firm. During the two most recent years, and the subsequent interim period through the date of engagement, neighter we, nor anyone engaged on our behalf, consulted with Malone Bailey regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the typeof audit opinion that might be rendered on our financial statements.

     The change in our independent accountants was approved by our Board of Directors.

     We have furnished Hartley Moore with a copy of this report and have requested that Hartley Moore provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree. The letter from Hartley Moore is filed herewith.



ITEM 9.01  EXHIBITS


  Exhibit
   Number   Name and/or Identification of Exhibit
  -------   -------------------------------------

     16     Letter from Hartley Moore Accountancy Corporation

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2016
                                      AMERICANN, INC.


                                      By: /s/ Timothy Keogh
                                          -------------------------------------
                                          Timothy Keogh, Chief Executive Officer